===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) March 30, 1998




                             FINANTRA CAPITAL, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                       000-22681              13-3571419
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                      Identification No.)


    1100 PONCE DE LEON BOULEVARD, CORAL GABLES, FLORIDA         33134
          (Address of Principal Executive Offices)           (Zip Code)


                                 (305) 443-5002
              (Registrant's telephone number, including area code)


                               -----------------


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)


===============================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         As previously reported in Finantra Capital, Inc.'s (the "Company's") Annual Report on Form 10-KSB for the year ended December 31, 1997, the Company, on March 30, 1998, acquired all of the outstanding capital stock of Medical Billing Service Systems, Inc., a Florida Corporation ("Medical Billing"), Premier Provider Services, Inc., a Florida corporation ("Premier"), and PPS Staffing, Inc. a Florida corporation ("PPS"). Each of Medical Billing, Premier and PPS (collectively, the "Medical Billing Subsidiaries") is engaged in providing back office auditing and other financial administrative services principally to the medical industry. The Company anticipates that its acquisition of the Medical Billing Subsidiaries will enable it to save the costs and expenses associated with either building internally, or outsourcing, such back office and administrative services.

         In consideration for the Company's acquisition of the Medical Billing Subsidiaries, the Company agreed to issue to the principals of the Medical Billing Subsidiaries an aggregate of 585,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), each such share valued at $4.50, one-half of which were issued upon the closing of the acquisitions, with the remaining one-half of such shares being issuable on the first anniversary of such acquisitions. In addition, the Company agreed to issue to the principals of the Medical Billing Subsidiaries incentive stock options pursuant to the Company's 1997 Stock Option Plan to acquire, through December 31, 2001, under certain circumstances, up to an aggregate of 150,000 additional shares of Common Stock based upon the Medical Billing Subsidiaries' future financial performance. The principals of the Medical Billing Subsidiaries were also issued three year employment contracts.

         Historical and pro forma financial information regarding the Company and each of the Medical Billing Subsidiaries is set forth in Item 7 of this Current Report on Form 8-K.


ITEM 5.  OTHER EVENTS.

         On August 7, 1998, the Company commenced a private offering (the "Offering") to accredited investors (as defined in the Securities Act of 1933, as amended) of a maximum of 600,000 units (the "Units"), each Unit being comprised of one share of Common Stock and one redeemable Common Stock purchase warrant (the "Warrant"). Each Unit is being offered and sold by the Company for $2.75.

         Each Warrant entitles the holder thereof to purchase one share of Common Stock for $4.125, subject to adjustment, through February 1, 2002. The Warrants, however, are not exercisable unless, at the time of exercise, the shares of Common Stock underlying the Warrants have been registered, qualified or deemed to be exempt from the registration requirements of the laws of the state of residence of the holder of such Warrants. The

Warrants are redeemable by the Company for $.25 per Warrant on 30 days' prior written notice if the average reported closing price for shares of the Company's Common Stock for the 20 consecutive trading days prior to the notice of redemption equals or exceeds $6.1875.

         The Offering is being conducted by the Company on a best efforts basis and will continue until the earlier of the date that all 600,000 Units have been sold or November 1, 1998. The Company has reserved the right, however, to extend the Offering until January 4, 1999.

         The net proceeds to the Company from the sale of all 600,000 Units, after deducting offering expenses, is estimated to be $1,635,000. Since there is no minimum number of Units which must be sold in the Offering, the Company will utilize subscription proceeds upon acceptance. The Company intends to utilize the net proceeds from the Offering to provide working capital for the Company's factoring, leasing and mortgage operations, and for general corporate purposes, including acquisitions.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Historical financial information regarding the Company and each of the Medical Billings Subsidiaries is set forth on pages F-1 through F-6 hereto.

         (b) Pro forma financial information regarding the Company, and each of the Medical Billing Subsidiaries is set forth on pages F-1 through F-6 hereto.

                             FINANTRA CAPITAL, INC.
                        PROFORMA COMBINED BALANCE SHEETS
                               DECEMBER 31, 1997


                                     ASSETS
                                     ------

                                                                  MEDICAL
                                                                  BILLING      PREMIER
                                                    FINANTRA      SERVICE     PROVIDER       PPS        PROFORMA
                                                    CAPITAL,      SYSTEMS,    SERVICES,   STAFFING,     ADJUST-     PROFORMA
                                                      INC.          INC.        INC.        INC.         MENTS      COMBINED
                                                   ----------   ----------   ----------   ----------   ---------    ----------
Current Assets:
   Cash ........................................   $4,106,803   $    2,536   $   47,882   $   28,166   $     --     $4,185,387
   Accounts receivable, net of allowance for
      doubtful accounts of $3,000 in 1997 ......       45,661      200,110      180,025      179,245         --        605,041
   Finance receivable ..........................      500,000         --           --           --           --        500,000
   Prepaid expenses ............................         --           --          5,444       10,650         --         16,094
   Consulting agreement ........................      120,000         --           --           --           --        120,000
                                                   ----------   ----------   ----------   ----------   ----------   ----------
         Total current assets ..................    4,772,464      202,646      233,351      218,061         --      5,426,522
                                                   ----------   ----------   ----------   ----------   ----------   ----------

         Rental equipment, at cost, net ........       69,959         --           --           --           --         69,959
                                                   ----------   ----------   ----------   ----------   ----------   ----------


         Property and equipment, at cost, net ..        7,995       41,691       18,297        4,157         --         72,140
                                                   ----------   ----------   ----------   ----------   ----------   ----------

         Other assets:
            Goodwill ...........................         --           --           --           --  (A) 1,369,796    1,369,796
            Due from affiliates ................       75,413         --           --           --           --         75,413
            Deposits and consulting agreement ..       30,000          485        2,692         --           --         33,177
                                                   ----------   ----------   ----------   ----------   ----------   ----------
         Total other assets ....................      105,413          485        2,692         --      1,369,796    1,478,386
                                                   ----------   ----------   ----------   ----------   ----------   ----------

         Total assets ..........................   $4,955,831   $  244,822   $  254,340   $  222,218   $1,369,796   $7,047,007
                                                   ==========   ==========   ==========   ==========   ==========   ==========

                                                  FINANTRA CAPITAL, INC.
PROFORMA COMBINED                                     BALANCE SHEETS
                                                     DECEMBER 31, 1997
                                           LIABILITIES AND STOCKHOLDERS' EQUITY


                                                                        MEDICAL
                                                                        BILLING      PREMIER
                                                          FINANTRA      SERVICE     PROVIDER       PPS        PROFORMA
                                                          CAPITAL,      SYSTEMS,    SERVICES,   STAFFING,     ADJUST-     PROFORMA
                                                            INC.          INC.        INC.        INC.         MENTS      COMBINED
                                                         ----------   ----------   ----------   ----------   ---------    ---------
Current liabilities:
   Notes payable .....................................   $ 140,525   $    --     $    --     $    --         $    --      $140,525
   Current portion of long-term debt .................     107,495        --          --          --              --       107,495
   Current portion of obligations to finance
      companies ......................................      50,754        --          --          --              --        50,754
   Current portion of capital lease
      obligation .....................................        --        22,008       2,773        --              --        24,781
   Accounts payable and accrued expenses .............     364,246      17,148      19,020      13,414            --       413,828
   Customer deposits .................................        --          --         5,509        --              --         5,509
   Dividends payable - preferred stock ...............       1,278        --          --          --              --         1,278
   Distributions payable .............................        --          --        45,000        --              --        45,000
   Income taxes payable - current ....................        --          --          --           460 (B)        (460)       --
   Deferred tax liability ............................        --          --          --        65,500 (B)     (65,500)       --
                                                         ---------   ---------   ---------   ---------       ---------    --------
         Total current liabilities ...................     664,298      39,156      72,302      79,374         (65,960)    789,170
                                                         ---------   ---------   ---------   ---------       ---------    --------
         Other liabilities:
            Long-term debt, net of current portion ...      60,000        --          --          --              --        60,000
            Obligations to finance companies, net of
               current portion .......................      26,913        --          --          --              --        26,913
            Capital Lease obligation .................        --         3,997       5,331        --              --         9,328
                                                         ---------   ---------   ---------   ---------       ---------    --------
                  Total other liabilities ............      86,913       3,997       5,331        --              --        96,241
                                                         ---------   ---------   ---------   ---------       ---------    --------

         Total liabilities ...........................   $ 751,211   $  43,153   $  77,633   $  79,374       $ (65,960)   $885,411
                                                         =========   =========   =========   =========       =========    ========

                             FINANTRA CAPITAL, INC.
                        PROFORMA COMBINED BALANCE SHEETS
                               DECEMBER 31, 1997

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                               MEDICAL
                                                               BILLING        PREMIER
                                                 FINANTRA      SERVICE       PROVIDER       PPS            PROFORMA
                                                 CAPITAL,      SYSTEMS,      SERVICES,   STAFFING,         ADJUST-      PROFORMA
                                                   INC.          INC.          INC.        INC.             MENTS       COMBINED
                                                ----------   ----------     ----------   ----------       ---------     ---------
Stockholders' Equity:
   Series A 10% redeemable convertible
   preferred stock, $.01 par value,
   5,000,000 authorized, 2,958,817
shares issued and outstanding
   (liquidation value of $2,958,817 plus
   accumulated dividends) .................   $    29,588          --            --            --                       $    29,588

Common stock, $.01 par value,
    10,000,000 shares authorized,
    3,102,266 shares issued and
    outstanding in 1997 ...................        26,674          --            --            --  (C)         4,349         31,023

Common stock, $1 par value,100
   shares authorized and outstanding ......          --             100           100           100(D)          (300)          --
Additional paid-in capital ................     6,947,803          --            --            --  (C)     1,952,627      8,900,430
Accumulated deficit .......................     2,799,445       201,569       176,607       142,744(D)      (520,920)    (2,799,445)
                                              -----------   -----------   -----------   -----------      -----------    -----------
         Total stockholders' equity .......     4,204,620       201,669       176,707       142,844        1,435,756      6,161,596
                                              -----------   -----------   -----------   -----------      -----------    -----------
         Total liabilities and stockholders
         equity ...........................   $ 4,955,831   $   244,822   $   254,340   $   222,218      $ 1,369,796    $ 7,047,007
                                              ===========   ===========   ===========   ===========      ===========    ===========

                             FINANTRA CAPITAL, INC.
                   PROFORMA COMBINED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997


                                                                MEDICAL
                                                                BILLING        PREMIER
                                                 FINANTRA       SERVICE       PROVIDER        PPS            PROFORMA
                                                 CAPITAL,       SYSTEMS,      SERVICES,    STAFFING,         ADJUST-      PROFORMA
                                                   INC.           INC.          INC.         INC.             MENTS       COMBINED
                                                ----------    ----------     ----------   ----------       ---------     ---------
Revenues:
   Leasing income .............................. $ 148,589    $      --                              $    $      --      $ 148,589
   Factoring income ............................    46,579           --            --             --             --         46,579
   Fee income ..................................      --          851,680       382,284      1,071,845           --      2,305,809
   Interest income .............................    97,368           --            --             --             --         97,368
                                                              -----------   -----------    -----------    -----------    ---------
         Total revenues ........................   292,536        851,680       382,284      1,071,845           --      2,598,345
                                                 ---------    -----------   -----------    -----------    -----------    ---------
         Cost and expenses:
            Depreciation .......................    83,115         14,211         1,778            462           --         99,566
            Interest expense ...................    76,050          5,476           904           --             --         82,430
            Loss on sale/disposal of lease
              equipment ........................   162,567           --            --             --             --        162,567
            General and administrative expense .   626,294        641,101       299,062        862,679           --      2,429,136
                                                 ---------    -----------   -----------    -----------    -----------    ---------
         Total costs and expenses ..............   948,026        660,788       301,744        863,141           --      2,773,699
                                                 ---------    -----------   -----------    -----------    -----------    ---------
         (Loss) income from operations .........  (655,490)       190,892        80,540        208,704           --       (175,354)
                                                 ---------    -----------   -----------    -----------    -----------    ---------
         Other income (expenses):
            Loss on sale of securities available
              for sale .........................   (40,580)          --            --             --             --        (40,580)
                                                 ---------    -----------   -----------    -----------    -----------    ---------
                  Total other income (expenses)    (40,580)          --            --             --             --        (40,580)
                                                 ---------    -----------   -----------    -----------    -----------    ---------
                  Provision for income taxes ...      --             --            --          (65,960)(B)    65,960          --
                                                 ----------   -----------   -----------    -----------    -----------    ---------



(Continued on next page)

                             FINANTRA CAPITAL, INC.
                   PROFORMA COMBINED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997


(Continued from previous page)



                                                                MEDICAL
                                                                BILLING        PREMIER
                                                 FINANTRA       SERVICE       PROVIDER        PPS            PROFORMA
                                                 CAPITAL,       SYSTEMS,      SERVICES,    STAFFING,         ADJUST-      PROFORMA
                                                   INC.           INC.          INC.         INC.             MENTS       COMBINED
                                                ----------    ----------     ----------   ----------       ---------     ---------
                                                                                      MEDICAL

Net (loss) income:                              ($696,070)     $190,892       $ 80,540      $142,744       $ 65,960      ($215,934)
                                                =========      ========       ========      ========       ========      =========

Net (loss) income applicable to common
   shareholders                                                                                                          ($512,043)

         Net (loss) income per common share
            (basic and diluted)                                                                                           $   (.24)
                                                                                                                          =========

         Weighted average number of shares
            outstanding (basic and diluted)                                                                              2,133,491
                                                                                                                         =========


                             FINANTRA CAPITAL, INC.
                NOTES TO PROFORMA COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1997


(A) The purchase price for the acquisition of all the common stock of Premier Provider Services, Inc., is approximately $322,000, for PPS Staffing, Inc., is approximately $835,000 and for Medical Billing Services, Inc., is $800,000. Goodwill has been recorded of approximately $1,370,000 for the above purchased companies. The acquisition have been accounted for under the purchase method of accounting.

(B)      To adjust the income taxes to reflect the combined net operating loss.

(C) To reflect the issuance of capital stock of $4.50 per share based upon the purchase price of the companies.

(D) To eliminate the retained earnings of the acquired companies included in the purchase price.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FINANTRA CAPITAL, INC.
                                            ----------------------
                                                  (Registrant)


Dated:  September 16, 1998                  By: /s/ Robert D.  Press
                                                ------------------------
                                                Robert D.  Press, President












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